UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

GLOBUS MEDICAL, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-35621	04-3744954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 GENERAL ARMISTEAD AVENUE, AUDUBON, PA 19403

(Address of principal executive offices) (Zip Code)

(610) 930-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock, par value $.001 per share	GMED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)On June 2, 2022, Globus Medical, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the amendment to the 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan Amendment”). The 2021 Equity Incentive Plan Amendment had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors and previously approved by the Company’s Board of Directors, in each case, subject to stockholder approval. The 2021 Equity Incentive Plan Amendment became effective as of the date of such stockholder approval – June 2, 2022.

The material features of the 2021 Equity Incentive Plan, as amended, are described in the section entitled Proposal 2; Approval of Amendment to the 2021 Equity Incentive Plan appearing on pages 16-18 of the Company’s definitive Proxy Statement on Schedule 14A filed on April 21, 2022 in connection with the 2022 Annual Meeting, which description is incorporated herein by reference. A copy of the 2021 Equity Incentive Plan as Amended is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 2, 2022. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.

Proposal 1

The individuals listed below were each elected at the Annual Meeting to serve a three-year term on the Company’s Board of Directors.

Nominee	For	Withhold	Broker Non-Vote
David C. Paul	249,135,637	40,387,061	5,774,042
Daniel T. Lemaitre	274,106,134	15,416,564	5,774,042
Ann D. Rhoads	279,964,532	9,558,166	5,774,042

Proposal 2

Approval of the Amendment to the 2021 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Vote
235,579,136	53,844,138	99,424	5,774,042

Proposal 3

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. This proposal was approved.

For	Against	Abstain	Broker Non-Vote
295,235,366	35,646	25,728	0

Proposal 4

A non-binding advisory vote to approve the compensation of the Company’s named executive officers, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission. This proposal was approved.

For	Against	Abstain	Broker Non-Vote
283,414,921	5,998,161	109,616	5,774,042

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	2021 Equity Incentive Plan, as amended
104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBUS MEDICAL, INC.
(Registrant)

Dated:	June 3, 2022	/s/ KELLY G. HULLER

Kelly G. Huller
Senior Vice President, General Counsel and Corporate Secretary